Thornburg Investment
Income Builder Fund
September 10, 2010

Class A: TIBAX	Class C: TIBCX	Class I: TIBIX
Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (SAI), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at www.thornburg.com/download. You can also get this information at no cost by calling 800.847.0200 or by sending an e-mail request to info@thornburg.com. The current Prospectus and SAI, dated February 1, 2010, as revised April 30, 2010, are incorporated by reference into this summary prospectus.

Investment Goal
The Fund’s primary investment goal is to provide a level of current income which exceeds the average yield on U.S. stocks generally, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. The Fund’s secondary investment goal is long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for discounts from the sales charges applicable to Class A shares if you or other qualifying account holders invest, or agree to invest in the future, at least $50,000 in the Thornburg Funds. More information about these and other discounts is available from your financial professional and in “Opening Your Account – Buying Fund Shares” on page 66 of the Fund’s Prospectus.
Shareholder Fees
(fees paid directly from your investment)

	Class A	Class C		Class I
Maximum Sales Charge (Load)	4.50%	none		none
Imposed on Purchases (as a percentage of offering price)

Maximum Deferred Sales Charge (Load)	1.00%	1.00%	(1)	none
(as a percentage of redemption proceeds or original purchase price, whichever is lower)

Redemption Fee	1.00%	none		1.00%
(as a percentage of amount redeemed)
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C		Class I
Management Fees	0.76%	0.76%		0.76%
Distribution and Service (12b-1) Fees	0.25%	1.00%		0.00%
Other Expenses	0.29%	0.32%		0.21%

Total Annual Fund Operating Expenses	1.30%	2.08%		0.97%
Fee Waiver/Expense Reimbursement	—	(0.18)%	(2)	—

Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.30%	1.90%		0.97%

(1)	Imposed only on redemptions of Class C shares within 12 months of purchase.

(2)	Thornburg Investment Management, Inc. (“Thornburg”) and Thornburg Securities Corporation (“TSC”) have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual Class C expenses do not exceed the Total Annual Fund Operating Expenses shown in the last line of this table. The agreement to waive fees and reimburse expenses may be terminated by the Fund at any time, but may not be terminated by Thornburg or TSC before February 1, 2011, unless Thornburg or TSC ceases to be the investment advisor or distributor of the Fund prior to that date.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions (and giving effect to fee waivers and expense reimbursements in the first year), your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$576	$844	$1,131	$1,947
Class C Shares	$293	$634	$1,102	$2,396
Class I Shares	$99	$309	$536	$1,190
You would pay the following expenses if you did not redeem your Class C shares:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$193	$634	$1,102	$2,396
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 63.05% of the average value of its portfolio.
Principal Investment Strategies
The Fund pursues its investment goals by investing in a broad range of income producing securities, primarily including stocks and bonds, as described below. The Fund will under normal conditions invest at least 80% of its assets in income-producing securities, and at least 50% of its assets in common stocks.
The Fund may invest in any stock or other equity security which the investment advisor believes may assist the Fund in pursuing its investment goals (including smaller companies with market capitalization of less than $500 million and companies in developing countries) and also including preferred stock, publicly traded real estate investment trusts, other equity trusts and partnership interests. The Fund expects that equity investments in the Fund’s portfolio normally will be weighted in favor of companies which pay dividends or other current income.
The Fund may invest in debt obligations of any kind, including corporate bonds and other obligations, mortgage- and other asset-backed securities and government obligations. The Fund may purchase debt obligations of any maturity and of any quality. The Fund also may invest in debt obligations which have a combination of equity and debt characteristics, such as convertible bonds.
The Fund emphasizes investments in domestic securities, but may invest a significant portion of its assets in securities of issuers domiciled outside the United States, including developing countries.
The Fund’s investments are determined by individual issuer and industry analysis. Investment decisions are based on domestic and international economic developments, outlooks for securities markets, interest rates and inflation, the supply and demand for debt and equity securities, and analysis of specific issuers. The Fund ordinarily acquires and holds debt obligations for investment rather than for realization of gains by short-term trading on market fluctuations. However, the Fund may dispose of any such security prior to its scheduled maturity to enhance income or reduce loss, to change the portfolio’s average maturity, or otherwise to respond to market conditions.
Principal Investment Risks
An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, the loss of money is a risk of investing in the Fund. The value of the Fund’s shares varies from day to day and over time, and when you sell your shares they may be worth less than what you paid for them. The following is a summary of the principal risks of investing in the Fund.
Management Risk – The Fund is an actively managed portfolio, and the value of the Fund’s investments may be reduced if Thornburg pursues unsuccessful investment strategies, fails to correctly identify market risks affecting the broader economy or risk affecting specific issuers in which the Fund invests, or otherwise engages in poor selection of investments for the Fund.
Market and Economic Risk – The value of the Fund’s investments may decline and the Fund’s share value may be reduced due to changes in general economic and market conditions. The value of an equity security or debt obligation may change in response to developments affecting entire economies, markets or industries, including changes in interest rates, market volatility, and political and legal developments.
Risks Affecting Specific Issuers – The value of an equity security or debt obligation may decline in response to developments affecting the specific issuer of the equity security or debt obligation, even if the overall industry or economy is unaffected. These developments may include a variety of factors, such as management problems or corporate disruption, declines in revenues and increases in costs, and factors that affect the issuer’s competitive position.
Smaller Company Risk – Investments in smaller companies may involve additional risks because of limited product lines, limited access to markets and financial resources, greater vulnerability to competition and changes in markets, increased volatility in share price, and possible difficulties in valuing or selling the investments.
Credit Risk – If debt obligations held by the Fund are downgraded by ratings agencies or go into default, or if legislation or other government action reduces the ability of issuers to pay principal and interest when due, the value of those obligations may decline and the Fund’s share value and the dividends paid by the Fund may be reduced. Because the ability of an issuer of a lower-rated or unrated obligation (including particularly “junk” or “high yield” bonds) to pay principal and interest when due is typically less certain than for an issuer of a higher-rated obligation, lower-rated and unrated

2 Thornburg Investment Income Builder Fund • September 10, 2010
For the Fund’s Prospectus or SAI, visit www.thornburg.com/download obligations are generally more vulnerable than higher-rated obligations to default and to downgrades.
Interest Rate Risk – When interest rates increase, the value of the Fund’s investments may decline and the Fund’s share value may be reduced. This effect is typically more pronounced for any intermediate and longer-term obligations owned by the Fund. This effect is also typically more pronounced for lower-rated and unrated debt obligations (including particularly “junk” or “high yield” bonds), and mortgage- and other asset-backed securities, the value of which may fluctuate more significantly in response to interest rate changes. When interest rates decrease, the Fund’s dividends decline.
Prepayment Risk – Decreases in market interest rates may also result in prepayments of obligations the Fund acquires, requiring the Fund to reinvest at lower interest rates.
Foreign Investment Risk – Investments in the equity securities or debt obligations of foreign issuers may involve additional risks including changes in currency exchange rates which adversely affect the Fund’s investments or the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies, political instability, confiscations, inability or delays in selling foreign investments, and reduced legal protections for investments. These risks may be more pronounced for investments in developing countries.
Liquidity Risk – Due to a lack of demand in the marketplace or other factors, the Fund may not be able to sell some or all of the investments that it holds, or may only be able to sell those investments at less than desired prices.
Real Estate Risk – The Fund’s investments in real estate investment trusts (“REITs”) are subject to risks affecting real estate investments generally (including market conditions, competition, property obsolescence, changes in interest rates and casualty to real estate), as well as risks specifically affecting REITs (the quality and skill of REIT management and the internal expenses of the REIT).
Additional information about Fund investments, investment strategies and risks of investing in the Fund appears beginning on page 59 of the Prospectus.
Past Performance of the Fund
The following information provides some indication of the risks of investing in Income Builder Fund by showing how the Fund’s investment results vary from year to year. The bar chart shows how the annual total returns for Class A shares have been different in each full year shown. The average annual total return figures compare Class A, Class C and Class I share performance to the Standard & Poor’s 500 Index, a broad measure of market performance, and to a Blended Benchmark comprised of 25% Barclays Capital Aggregate Bond Index, which represents a broad measure of bond market performance, and 75% MSCI World Index, which represents a broad measure of equity market performance in developed markets. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The performance information shown below is as of the calendar year ended December 31, 2009. Updated performance information may be obtained on the Thornburg website at www.thornburg.com or by calling 1-800-847-0200.
Annual Total Returns – Class A Shares
Highest quarterly results for time period shown: 23.40%
(quarter ended 6-30-09).
Lowest quarterly results for time period shown: -15.16%
(quarter ended 12-31-08).
The sales charge for Class A shares is not reflected in the returns shown on the bar chart, and the returns would be less if the charge was taken into account.
Average Annual Total Returns (periods ended 12-31-09)

			Since
			Inception
Class A Shares	1 Year	5 Years	12-24-02
Return Before Taxes	30.42%	6.36%	11.15%

Return After Taxes on Distributions	27.53%	4.25%	9.17%

Return After Taxes on Distributions	19.55%	4.28%	8.61%
and Sale of Fund Shares

S&P 500 Index (reflects no deduction for	26.46%	0.42%	5.30%
fees, expenses, or taxes)
Blended Index (reflects no deduction for	24.04%	3.03%	7.18%
fees, expenses, or taxes)

			Since
			Inception
Class C Shares	1 Year	5 Years	12-24-02
Return Before Taxes	34.91%	6.74%	11.31%

S&P 500 Index (reflects no deduction for	26.46%	0.42%	5.30%
fees, expenses, or taxes)
Blended Index (reflects no deduction for	24.04%	3.03%	7.18%
fees, expenses, or taxes)

			Since
			Inception
Class I Shares	1 Year	5 Years	11-1-03
Return Before Taxes	37.05%	7.75%	10.13%

S&P 500 Index (reflects no deduction for	26.46%	0.42%	2.90%
fees, expenses, or taxes)
Blended Index (reflects no deduction for	24.04%	3.03%	5.36%
fees, expenses, or taxes)
After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor’s own tax situation and may differ from the returns shown. After-tax returns are not relevant to persons or accounts not subject to federal income tax. The after-tax returns shown relate only to Class A shares, and after-tax returns will vary for Class C and Class I shares because the returns of the classes are different.

Thornburg Investment Income Builder Fund • September 10, 2010
For the Fund’s Prospectus or SAI, visit www.thornburg.com/download 3

Management
Investment Advisor: Thornburg Investment Management, Inc.
Co-Portfolio Managers:
Brian J. McMahon, the president of the Trust and chief executive officer, president, managing director, and chief investment officer of Thornburg Investment Management, Inc., has been with Thornburg since 1984 and has been one of the persons primarily responsible for management of the Fund since its inception in 2002.
Jason Brady, cfa, a managing director of Thornburg Investment Management, Inc., has been with Thornburg since 2006 and has been one of the persons primarily responsible for management of the Fund since 2007.
Cliff Remily, cfa, a managing director of Thornburg Investment Management, Inc., has been with Thornburg since 2006 and has been one of the persons primarily responsible for management of the Fund since February 2010.
Purchase and Sale of Fund Shares
Minimum Initial Purchase
Class A and C Shares
$5,000 per Fund per account for individual investors.
$2,000 per Fund per account for individual retirement accounts.
$2,500 per Fund per account for financial intermediaries purchasing for accounts of others within a “wrap” asset allocation program, unless a different amount is specified by the wrap program’s provider.
Class I Shares
$2,500,000 per Fund per account for individual investors and qualified institutions (e.g., corporations, banks, insurance companies, trusts, endowments and foundations) purchasing for their own account.
$100,000 per Fund per account for financial intermediaries purchasing for accounts of others within a fee-based advisory program.
$2,500 per Fund per account for financial intermediaries purchasing for accounts of others within a “wrap” asset allocation program, unless a different amount is specified by the wrap program’s provider.
Minimum Subsequent Purchases
All Classes
$100 per Fund per account (unless purchasing through a financial intermediary that specifies a different minimum amount).
Redemptions
You can redeem some or all of your Fund shares at any time by mail (c/o the Fund’s Transfer Agent, Boston Financial Data Services, at P.O. Box 219017, Kansas City, Missouri 64121-9017), by telephone (1-800-847-0200), or through your financial intermediary.
Tax Information
Distributions to shareholders will generally be taxable to shareholders as ordinary income or capital gains for federal income tax purposes. Distributions may also be subject to state and local taxes. See “Taxes” on page 78 of the Prospectus.
Payments to Broker-Dealers and Other
Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its investment advisor and/or its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
TH2137

4 Thornburg Investment Income Builder Fund • September 10, 2010
For the Fund’s Prospectus or SAI, visit www.thornburg.com/download